UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     December 9, 2005
Date of report (Date of earliest event reported)

EZ2 COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29449	88-0428896
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 SE First Avenue, Suite 620, Miami, Florida 33131

(Address of principal executive offices) (Zip Code)

(305) 577-5990
(Registrant's Telephone Number, Including Area Code)

______________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

     On November 28, 2005, the Registrant received notice that Lazar Levine & Felix, LLP, resigned as the Registrant’s independent auditors.

     During the Registrant’s most recent two (2) fiscal years and during any subsequent interim periods preceding the date of resignation, the Registrant has had no disagreements with Lazar Levine & Felix, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant’s report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Although, audited statements prepared by Lazar Levine & Felix, LLP contained a going concern qualification, such financial statements did not contain any adjustments for uncertainties stated therein.

Item 9.01. Financial Statements and Exhibits

c)	Exhibits. The following exhibits are filed herewith: 16. Letter from Lazar Levine & Felix, LLP.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 9, 2005

EZ2 COMPANIES, INC. By: /s/ Otto Bethlen Name: Otto Bethlen Title: President, CEO